Areas of Judgment and Estimation Uncertainty	12 Months Ended
Dec. 31, 2020
Areas of Judgment and Estimation Uncertainty [Abstract]
Areas of Judgment and Estimation Uncertainty	Areas of Judgment and Estimation Uncertainty
In preparing our consolidated financial statements, we make judgments in applying our accounting policies. The judgments that have the most significant effect on the amounts recognized in our financial statements are outlined below. In addition, we make assumptions about the future in deriving estimates used in preparing our consolidated financial statements. We have outlined below information about assumptions and other sources of estimation uncertainty as at December 31, 2020 that have a risk of resulting in a material adjustment to the carrying amounts of assets and liabilities within the next year.

a) Areas of Judgment

Assessment of Impairment Indicators

Judgment is required in assessing whether certain factors would be considered an indicator of impairment or impairment reversal. We consider both internal and external information to determine whether there is an indicator of impairment or impairment reversal present and, accordingly, whether impairment testing is required. The information we consider in assessing whether there is an indicator of impairment or impairment reversal includes, but is not limited to, market transactions for similar assets, commodity prices, interest rates, our market capitalization, reserves and resources, mine plans and operating results.

In the fourth quarter of 2020, updated mine plans for Fort Hills became available, reflecting an earlier than planned restart of the second train of operations and including operating and capital cost reductions over the life of mine. These updates to the mine plans indicated a change in the valuation of the asset. This, combined with macroeconomic conditions including the cost of capital for oil assets and lower market expectations for long-term Western Canadian Select (WCS) heavy oil prices required us to perform an impairment test for our interest in Fort Hills under the requirements of IAS 36, Impairment of Assets (Note 8(a)).

During the first quarter of 2020, as a result of then lower market expectations of WCS heavy oil prices over the next three years combined with reduced production in the near term, we performed an impairment test for our interest in Fort Hills (Note 8(a)).

During 2019, we determined that lower market expectations for future WCS heavy oil prices was an impairment indicator for our interest in Fort Hills. We also determined that the withdrawal of our Frontier oil sands property from the regulatory review process was an impairment indicator for the project under the requirements of IFRS 6, Exploration for and Evaluation of Mineral Resources. We performed impairment tests as a result of these indicators (Note 8(a)).
Joint Arrangements

We are a party to a number of arrangements over which we do not have control. Judgment is required in determining whether joint control over these arrangements exists and, if so, which parties have joint control and whether each arrangement is a joint venture or joint operation. In assessing whether we have joint control, we analyze the activities of each arrangement and determine which activities most significantly affect the returns of the arrangement over its life. These activities are determined to be the relevant activities of the arrangement. If unanimous consent is required over the decisions about the relevant activities, the parties whose consent is required would have joint control over the arrangement. The judgments around which activities are considered the relevant activities of the arrangement are subject to analysis by each of the parties to the arrangement and may be interpreted differently. When performing this assessment, we generally consider decisions about activities such as managing the asset while it is being designed, developed and constructed, during its operating life and during the closure period. We may also consider other activities including the approval of budgets, expansion and disposition of assets, financing, significant operating and capital expenditures, appointment of key management personnel, representation on the board of directors and other items. When circumstances or contractual terms change, we reassess the control group and the relevant activities of the arrangement.

If we have joint control over the arrangement, an assessment of whether the arrangement is a joint venture or joint operation is required. This assessment is based on whether we have rights to the assets, and obligations for the liabilities, relating to the arrangement or whether we have rights to the net assets of the arrangement. In making this determination, we review the legal form of the arrangement, the terms of the contractual arrangement and other facts and circumstances. In a situation where the legal form and the terms of the contractual arrangement do not give us rights to the assets and obligations for the liabilities, an assessment of other facts and circumstances is required, including whether the activities of the arrangement are primarily designed for the provision of output to the parties and whether the parties are substantially the only source of cash flows contributing to the arrangement. The consideration of other facts and circumstances may result in the conclusion that a joint arrangement is a joint operation. This conclusion requires judgment and is specific to each arrangement. Other facts and circumstances have led us to conclude that Antamina and Fort Hills are joint operations for the purposes of our consolidated financial statements. The other facts and circumstances considered for both of these arrangements include the provision of output to the parties of the joint arrangements and the funding obligations. For both Antamina and Fort Hills, we will take our share of the output from the assets directly over the life of the arrangement. We have concluded that this gives us direct rights to the assets and obligations for the liabilities of these arrangements proportionate to our ownership interests.

Streaming Transactions

When we enter into a long-term streaming arrangement linked to production at specific operations, judgment is required in assessing the appropriate accounting treatment for the transaction on the closing date and in future periods. We consider the specific terms of each arrangement to determine whether we have disposed of an interest in the reserves and resources of the respective operation or executed some other form of arrangement. This assessment considers what the counterparty is entitled to and the associated risks and rewards attributable to them over the life of the operation. These include the contractual terms related to the total production over the life of the arrangement as compared to the expected production over the life of the mine, the percentage being sold, the percentage of payable metals produced, the commodity price referred to in the ongoing payment and any guarantee relating to the upfront payment if production ceases.

For our silver and gold streaming arrangements at Antamina and Carmen de Andacollo, respectively, there is no guarantee associated with the upfront payment. We have concluded that control of the rights to the silver and gold mineral interests were transferred to the buyers when the contracts came into effect. Therefore, we consider these arrangements a disposition of a mineral interest.

Based on our judgment, control of the interest in the reserves and resources transferred to the buyer when the contracts were executed. At that time, we recognized the amount of the gain related to the disposition of the reserves and resources as we had the right to payment, the customer was entitled to the commodities, the buyer had no recourse in requiring Teck to mine the product, and the buyer had significant risks and rewards of ownership of the reserves and resources.

We recognize the amount of consideration related to refining, mining and delivery services as the work is performed.
Deferred Tax Assets and Liabilities

Judgment is required in assessing whether deferred tax assets and certain deferred tax liabilities are recognized on the balance sheet and what tax rate is expected to be applied in the year when the related temporary differences reverse. We also evaluate the recoverability of deferred tax assets based on an assessment of our ability to use the underlying future tax deductions before they expire against future taxable income. Deferred tax liabilities arising from temporary differences on investments in subsidiaries, joint ventures and associates are recognized unless the reversal of the temporary differences is not expected to occur in the foreseeable future and can be controlled. Judgment is also required on the application of income tax legislation. These judgments are subject to risk and uncertainty and could result in an adjustment to the deferred tax provision and a corresponding credit or charge to profit (loss).

b) Sources of Estimation Uncertainty

Impairment Testing

When impairment testing is required, discounted cash flow models are used to determine the recoverable amount of respective assets. These models are prepared internally or with assistance from third-party advisors when required. When relevant market transactions for comparable assets are available, these are considered in determining the recoverable amount of assets. Significant assumptions used in preparing discounted cash flow models include commodity prices, reserves and resources, mine production, operating costs, capital expenditures, discount rates and foreign exchange rates. Note 8(c) outlines the significant inputs used when performing goodwill and other asset impairment testing. These inputs are based on management’s best estimates of what an independent market participant would consider appropriate. Changes in these inputs may alter the results of impairment testing, the amount of the impairment charges or reversals recorded in the statement of income (loss) and the resulting carrying values of assets.

Estimated Recoverable Reserves and Resources

Mineral and oil reserve and resource estimates are based on various assumptions relating to operating matters as set forth in National Instrument 43-101, Standards of Disclosure for Mineral Projects and National Instrument 51-101, Standards of Disclosure for Oil and Gas Activities. Assumptions used include production costs, mining and processing recoveries, cut-off grades, sales volumes, long-term commodity prices, exchange rates, inflation rates, tax and royalty rates and capital costs. Cost estimates are based on prefeasibility or feasibility study estimates or operating history. Estimates are prepared by or under the supervision of appropriately qualified persons, or qualified reserves evaluators, but will be affected by forecasted commodity prices, inflation rates, exchange rates, capital and production costs, and recoveries, among other factors. Estimated recoverable reserves and resources are used in performing impairment testing, to determine the depreciation of property, plant and equipment at operating mine sites, in accounting for capitalized production stripping costs, and also in forecasting the timing of settlement of decommissioning and restoration costs. Changes in reserve and resource estimates are most significant to estimating the recoverable amount in impairment tests.

Decommissioning and Restoration Provisions

The decommissioning and restoration provision (DRP) is based on future cost estimates using information available at the balance sheet date that are developed by management’s experts (Note 24(a)). The DRP represents the present value of estimated costs of future decommissioning and other site restoration activities including costs associated with the management of water and water quality in and around each closed site. The DRP is adjusted at each reporting period for changes to factors such as the expected amount of cash flows required to discharge the liability, the timing of such cash flows and the credit-adjusted discount rate. The DRP requires significant estimates and assumptions, including the requirements of the relevant legal and regulatory framework and the timing, extent and costs of required decommissioning and restoration activities. Our estimates of the cost associated with the management of water and water quality in and around each closed site includes assumptions with respect to the volume and location of water to be treated, the methods used to treat the water and the related water treatment costs. To the extent the actual costs differ from these estimates, adjustments will be recorded and the statement of income (loss) may be affected.
Provision for Income Taxes

We calculate current and deferred tax provisions for each of the jurisdictions in which we operate. Actual amounts of income tax expense are not final until tax returns are filed and accepted by the relevant authorities. This occurs subsequent to the issuance of our financial statements, and the final determination of actual amounts may not be completed for a number of years. Therefore, profit (loss) in subsequent periods will be affected by the amount that estimates differ from the final tax return.

Deferred Tax Assets and Liabilities

Assumptions about the generation of future taxable profits and repatriation of retained earnings depend on management’s estimates of future production and sales volumes, commodity prices, reserves and resources, operating costs, decommissioning and restoration costs, capital expenditures, dividends and other capital management transactions. These estimates could result in an adjustment to the deferred tax provision and a corresponding credit or charge to profit (loss).

c) Effects of COVID-19

In March 2020, the World Health Organization declared a global pandemic related to COVID-19 and the impacts on global commerce have been far-reaching. To date there has been significant stock market volatility, volatility in commodity and foreign exchange markets and restrictions on the conduct of business in many jurisdictions and the global movement of people. There continues to be uncertainty surrounding COVID-19 and the extent and duration of the impacts it may have on demand and prices for the commodities we produce, on our suppliers, on our employees and on global financial markets.

We continue to act to protect the safety and health of our employees, contractors and the communities in which we operate in accordance with guidance from governments and public health authorities. These measures, combined with commodity market fluctuations, have affected our financial results for 2020.

We applied judgment in determining when to suspend the capitalization of borrowing costs associated with QB2, which corresponded with the suspension of active development of the project. We similarly applied judgment to determine when active development of the project resumed and we recommenced capitalization of borrowing costs at that date. We suspended capitalization of borrowing costs for QB2 at the end of the first quarter, and we recommenced capitalization of borrowing costs on the project in the third quarter consistent with the return to active construction.
We expensed costs of approximately $434 million relating primarily to the suspension of construction and remobilization of our QB2 project, of which $282 million was recorded as COVID-19 costs in other operating income (expense) (Note 9) and $103 million relates to interest that would have been capitalized if QB2 had not been suspended. Of the remaining $49 million, $41 million was recorded in cost of sales as a result of reduced production levels at our operations and $8 million was recorded as social responsibility and donations in other operating income (expense).